UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54900	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 1.01.   Entry into a Material Definitive Agreement.

Offering

On March 15, 2018, Youngevity International, Inc. (the “Company”) closed the first tranche of its best efforts offering (the “Offering”) of Series B convertible preferred stock, par value $0.001 per share (the “Series B Preferred Stock”), pursuant to which the Company sold 142,865 shares of Series B Preferred Stock, convertible into 285,730 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $9.50 per share.

Tripoint Global Equities, LLC (“Tripoint”), acted as the selling agent for the Offering pursuant to the terms of a Selling Agency Agreement that was entered into on March 15, 2018, the form of which was filed as an exhibit to the Company’s registration statement on Form S-1, as amended (File No. 333-221847) (the “Registration Statement”), and which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. Under the Selling Agency Agreement, the Company agreed to pay TriPoint a fee of 4.0% of the gross proceeds of the Offering and reimburse TriPoint for up to $45,000 of its expenses.

The proceeds to the Company from the first closing of the Offering were $1,265,856.10, after deducting commissions and Offering expenses of the selling agent payable by the Company. The shares of Series B Preferred Stock issued in the Offering were sold pursuant to the Company’s Registration Statement, which was declared effective on February 13, 2018. The final closing of the Offering is expected to occur on or prior to March 31, 2018, contingent upon the satisfaction of customary closing conditions.

The foregoing description of the terms of the Selling Agency Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Selling Agency Agreement, the form of which was filed as an exhibit to the Registration Statement and is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The provisions of the Selling Agency Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Securities and Exchange Commission.

Use of Proceeds

The Company currently intends to use the net proceeds from the sale of shares of the Series B Preferred Stock in the Offering for general working capital purposes

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2018, the Company filed a Certificate of Designation of Powers, Preferences and Rights of Series B Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Certificate of Designation”). On March 14, 2018, the Company filed a Certificate of Correction to the Certificate of Designation to correct two typographical errors in the Certificate of Designation (the “Certificate of Correction”).

Pursuant to the Certificate of Designation, the Company has agreed to pay cumulative dividends on the Series B Preferred Stock from the date of original issue at a rate of 5.0% per annum payable quarterly in arrears on or about the last day of March, June, September and December of each year, beginning June 30, 2018. The Series B Preferred Stock ranks senior to the Company’s outstanding Series A Convertible Preferred Stock and the Common Stock with respect to dividend rights and rights upon liquidation, dissolution or winding up. Each holder of Series B Preferred Stock receives a credit towards the Company’s merchandise equal to ten percent (10%) of the amount of their investment up to a maximum credit of $1,000. Holders of the Series B Preferred Stock have limited voting rights. Each share of Series B Preferred Stock is initially convertible at any time, in whole or in part, at the option of the holders, at an initial conversion price of $4.75 per share, into two (2) shares of Common Stock and automatically converts into two (2) shares of Common Stock on its two-year anniversary of issuance.

The foregoing description of the Certificate of Designation and Certificate of Correction does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference and the Certificate of Correction, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

1.1
Selling Agency Agreement, dated March 15, 2018, between Youngevity International, Inc. and Tripoint Global Equities, LLC (incorporated by reference to registration statement on Form S-1 (File No. 333- 221847) filed with the Securities and Exchange Commission on February 7, 2018)

3.1
Certificate of Designation of Powers, Preferences and Rights of Series B Convertible Preferred Stock (incorporated by reference to the Current Report on Form 8-K (File No. 001-38116) filed with the Securities and Exchange Commission on March 8, 2018)

3.2	Certificate of Correction to Certificate of Designation of Powers, Preferences and Rights of Series B Convertible Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: March 16, 2018	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1
Selling Agency Agreement, dated March 15, 2018, between Youngevity International, Inc. and Tripoint Global Equities, LLC (incorporated by reference to registration statement on Form S-1 (File No. 333- 221847) filed with the Securities and Exchange Commission on February 7, 2018)

3.1
Certificate of Designation of Powers, Preferences and Rights of Series B Convertible Preferred Stock (incorporated by reference to the Current Report on Form 8-K (File No. 001-38116) filed with the Securities and Exchange Commission on March 8, 2018)

3.2	Certificate of Correction to Certificate of Designation of Powers, Preferences and Rights of Series B Convertible Preferred Stock